                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                 _____________

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  FEBRUARY 28, 1997




                         HOUGHTEN PHARMACEUTICALS, INC.
               (Exact Name of Registrant as Specified in Charter)





               DELAWARE               0-27972               51-0336233
           (State or Other          (Commission            (IRS Employer
           Jurisdiction of          File Number)        Identification No.)
            Incorporation)





             3550 GENERAL ATOMICS COURT, SAN DIEGO, CA          92121
             (Address of Principal Executive Offices)         (Zip Code)





                                 (619) 455-3814
              (Registrant's telephone number, including area code)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.


         On February 28, 1997, Houghten Pharmaceuticals, Inc., a Delaware corporation ("HPI"), Multiple Peptide Systems, Inc., a California corporation ("MPS"), RAH Acquisition Corp., a California corporation ("Newco"), and Richard
A. Houghten, Ph.D., an individual ("Houghten"), entered into a Stock Purchase Agreement (the "Agreement") providing for the sale by HPI to Newco (the "Sale") of all of the issued and outstanding shares of the capital stock of MPS (the "Shares"). Houghten is the sole shareholder of Newco. The Sale of the Shares was consummated on February 28, 1997.

         MPS, located in San Diego, California, was founded in 1986. Prior to the Sale, the business of MPS consisted of manufacturing and marketing certain peptides and other compounds, and the customers of MPS included government entities, universities, research institutions and private companies. HPI had been exploring strategic options regarding MPS and, on November 13, 1996, HPI entered into a binding letter of intent with Houghten regarding the acquisition of the Shares by Newco.

         In exchange for the Shares, HPI received (i) $500,000.00 in cash and
(ii) promissory notes of Newco for an additional $1,000,000.00 (the "Notes"). The Notes require principal payments of $500,000.00 on each of June 1 and December 1, 1997. In addition, on each of February 28, 2000, 2001 and 2002, Newco will be required to make payments to HPI of at least $250,000.00 (the "Future Payments"). The obligations of Newco with respect to the Notes and the Future Payments are secured by a pledge of shares of HPI common stock held by a revocable trust formed by Houghten and his wife (Christy L. Hendrickson). The consideration for the Shares paid by Newco in connection with the Sale was determined by negotiation between Houghten and HPI.

         As part of the arrangements made in connection with the Sale, HPI has agreed, for a period of seven years, not to (i) engage in certain activities which would be competitive with the business of MPS or (ii) license certain technologies (which are presently licensed from HPI to MPS) to entities which are engaged primarily in a business similar to the business of MPS.

         Houghten is a founder and a Director of HPI. Prior to the Sale, Houghten was also the Chief Technical Officer of HPI. In connection with the Sale, however, Houghten resigned as an officer of HPI. In addition to his affiliation with HPI, Houghten is the founder of MPS and has been an executive officer and Director of that entity since its founding. Houghten is also the founder, an executive officer and a Director of The Torrey Pines Institute for Molecular Studies, a not-for-profit biomedical research institute which performs a significant part of HPI's combinatorial chemistry program under contract with HPI.

         The foregoing description of the Sale and related transactions and arrangements is qualified in its entirety by reference to the Agreement, a copy of which is filed as an exhibit to this Form 8-K and incorporated herein by this reference. Certain pro forma financial information with respect to the Sale is also included as an exhibit to this Form 8-K and incorporated herein by this reference.


ITEM 7.          FINANCIAL STATEMENTS AND EXHIBITS

         (B)     PRO FORMA FINANCIAL INFORMATION.

         An unaudited pro forma condensed balance sheet of HPI as of December 31, 1996 and an unaudited pro forma condensed statement of operations of HPI for the year ended December 31, 1996, giving effect to the Sale as of December 31, 1996 for the pro forma condensed balance sheet and as of January 1, 1996 for the pro forma condensed statement of operations, are filed as a part of this report.

         (C)     EXHIBITS.

         1.* Stock Purchase Agreement dated as of February 28, 1997 among HPI, MPS, Newco and Houghten.

_____________________

* HPI has requested confidential treatment of certain portions of this Agreement.

                                                                     ITEM 7.B.


                    PRO FORMA CONDENSED FINANCIAL STATEMENTS


        The following unaudited pro forma condensed balance sheet as of December 31, 1996 and the unaudited pro forma condensed statement of operations for the year ended December 31, 1996, give effect to the sale of Multiple Peptide Systems, Inc. ("MPS"), a wholly-owned subsidiary of Houghten Pharmaceuticals, Inc. (the "Company" or "HPI"). The adjustments related to the pro forma condensed balance sheet assume the transaction was consummated on December 31, 1996, while the adjustments to the pro forma condensed statement of operations assume the transaction was consummated on January 1, 1996. The sale occurred on February 28, 1997.

        The pro forma condensed financial statements are based on historical financial statements of the Company, giving effect to the sale of MPS and the assumptions and adjustments as discussed in the accompanying notes to the pro forma condensed financial statements. These pro forma condensed financial statements have been prepared by the management of the Company based upon the financial statements of the Company as of December 31, 1996 and for the year then ended. The unaudited pro forma condensed financial statements should be read in conjunction with the accompanying notes. The pro forma condensed financial statements do not purport to be indicative of what actual results of operations would have been for the periods presented had the transaction occurred on the dates assumed and do not purport to indicate the results of future operations or financial position of the Company from the transaction date forward.

                         HOUGHTEN PHARMACEUTICALS, INC.
                       PRO FORMA CONDENSED BALANCE SHEET
                               DECEMBER 31, 1996
                                   UNAUDITED
                                 (in thousands)


                                                        Consolidated      Pro Forma         Pro Forma
                                                            HPI          Adjustments           HPI
                                                        ------------     -----------        ----------
ASSETS
Current assets:
  Cash and cash equivalents                              $ 13,615           $ (250) (a)     $ 13,865
                                                                               500  (b)
  Short term investments                                   13,828             --              13,828
  Accounts receivable                                         481             (478) (c)            3
  Notes receivable - short-term                              --              1,000  (b)        1,000
  Other current assets                                        282             (138) (c)          144
                                                         --------           ------          --------
Total current assets                                       28,206              634            28,840

Property and equipment, net                                 1,745             (217) (c)        1,528
Notes receivable - long-term                                 --                750  (b)          750
Other assets                                                  562               (6) (c)          556
                                                         --------           ------          --------
                                                         $ 30,513           $1,161          $ 31,674
                                                         ========           ======          ========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Accounts payable                                       $    810           $  (99) (c)     $    711
  Accrued compensation                                        769             (158) (c)          611
  Other accrued liabilities                                 1,951             (240) (c)        1,711
  Current portion of obligations under capital leases         433              (25) (c)          408
  Deferred revenue                                          1,761               (3) (c)        1,758
                                                         --------           ------          --------
Total current liabilities                                   5,724             (525)            5,199

Obligations under capital leases                              633              (71) (c)          562

Stockholders' equity
  Paid-in capital                                          72,344             --              72,344
  Deferred compensation, net                               (1,931)            --              (1,931)
  Accumulated deficit                                     (46,257)            (493) (c)      (44,500)
                                                                             2,250  (b)
                                                         --------           ------          --------
Total stockholders' equity                                 24,156            1,757            25,913
                                                         --------           ------          --------
                                                         $ 30,513           $1,161          $ 31,674
                                                         ========           ======          ========



                             See accompanying notes

                         HOUGHTEN PHARMACEUTICALS, INC.
                       PRO FORMA STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996
                                   UNAUDITED
                     (in thousands, except per share data)

                                                Consolidated             Pro Forma               Pro Forma
                                                    HPI                 Adjustments                 HPI
                                                ------------            -----------             -----------
Revenues:
        Net sales                               $     4,888             $    (2,508) (a)        $     2,380
        License Fees                                  3,369                     -                     3,369
                                                ------------            ------------            -----------
                                                      8,257                  (2,508)                  5,749
Costs and expenses:
        Cost of sales                                 2,025                  (1,917) (a)                108
        Research and development                     11,781                       9  (b)             11,790
        Acquired in process research and
          development                                 2,585                     -                     2,585
        Selling, general and administrative           4,191                    (309) (a)              3,882
                                                ------------            ------------            -----------
                                                     20,582                  (2,217)                 18,365
                                                ------------            ------------            -----------
Loss from operations                                (12,325)                   (291)                (12,616)

Other income (expense):
        Other expense                                  (534)                    -                      (534)
        Interest income                               1,274                     -                     1,274
        Interest expense                               (103)                      7  (a)                (96)
                                                ------------            ------------            -----------
Net loss                                        $   (11,688)            $      (284)            $   (11,972)
                                                ============            ============            ===========

Net loss per share                              $     (0.95)            $     (0.02)            $     (0.97)
                                                ============            ============            ===========
Shares used in computing net loss
  per share                                      12,340,000              12,340,000              12,340,000
                                                ============            ============            ===========


(1) The above pro forma condensed statement of operations does not include a gain on sale of MPS of approximately $1,757,000.




                             See accompanying notes

               NOTES TO PRO FORMA CONDENSED FINANCIAL STATEMENTS

                                  (UNAUDITED)

1.      HISTORICAL

        The historical balances represent the consolidated financial position and results of operations for each company and were derived from their respective financial statements for the indicated period.

2.      PRO FORMA

        Effective February 28, 1997, HPI sold its wholly-owned subsidiary, MPS, including licenses from HPI to certain technologies, to a company owned indirectly (and controlled) by Richard A. Houghten, Ph.D., a founder, officer and director of the Company. Prior to the sale, certain assets of MPS were distributed to HPI. Contemporaneously with the sale, Dr. Houghten resigned as an officer of the Company (but remains a director). The purchase price of $2,250,000 consists of the following: (i) $500,000 cash, (ii) a $1,000,000 note receivable due $500,000 on June 1, 1997 and $500,000 on December 1, 1997 and
(iii) three annual minimum payments of $250,000 due on each of February 28, 2000, 2001, and 2002.

        The unaudited pro forma condensed balance sheet has been prepared to reflect the sale of MPS as if it occurred on December 31, 1996. The unaudited pro forma condensed statement of operations has been prepared to reflect the sale of MPS as if it occurred on January 1, 1996. The following pro forma adjustments are reflected in the unaudited pro forma condensed financial statements.

        PRO FORMA CONDENSED BALANCE SHEET

        (a)  Eliminate cash of MPS, net of amounts retained by HPI
        (b)  Record proceeds from sale of MPS
        (c)  Eliminate the assets and liabilities of MPS sold

        PRO FORMA CONDENSED STATEMENT OF OPERATIONS

        (a)  Eliminate revenue and expenses related to MPS
        (b)  Record previously eliminated intercompany transactions

                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


         Dated:  March 14, 1997


                                   HOUGHTEN PHARMACEUTICALS, INC.



                                   By  /s/  Terence E. McMorrow
                                       -------------------------------------
                                       Terence E. McMorrow
                                       Vice President, Finance and Corporate
                                       Development

                                 Exhibit Index


    Exhibit
    Number                            Description
    ------                            -----------
      1.*       Stock Purchase Agreement dated as of February 28, 1997 among
                Houghten Pharmaceuticals, Inc., a Delaware corporation, Multiple
                Peptide Systems, Inc., a California corporation, RAH Acquisition
                Corp., a California corporation, and Richard A. Houghten, Ph.D., an individual.


_______________________

* HPI has requested confidential treatment of certain portions of this Agreement.